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                                                                    EXHIBIT 99.4

                       CHIQUITA BRANDS INTERNATIONAL, INC.

                                   ("Company")

                            10-1/4% Senior Notes due 2006

                                 TERMS AGREEMENT

                                                                   July 23, 1996

CHIQUITA BRANDS INTERNATIONAL, INC.
250 East Fifth Street
Cincinnati, Ohio  45202

Attention:                 Gerald R. Kondritzer
                           Vice President and Treasurer

Dear Sirs:

              We offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement Basic Provisions relating to the securities of Chiquita Brands International, Inc. dated January, 1996 ("Underwriting Agreement"), the following securities ("Securities") on the following terms:

                                 Debt Securities

Title:  10-1/4% Senior Notes due 2006

Rank:   Senior Debt Securities

Principal Amount:  $150,000,000

Interest Rate: 10-1/4% from July 26, 1996, payable: semi-annually on May 1 and November 1, commencing November 1, 1996

Maturity:  November 1, 2006

Form: The Securities are to be issued in the form of one or more global securities registered in the name of the Depository Trust Company or its nominee

Optional Redemption:  As described in the Prospectus Supplement

Sinking Fund:  Not applicable

Indenture: Indenture, dated as of February 15, 1994, between the Company and The Fifth Third Bank, as trustee as supplemented by the First Supplemental Indenture, dated as of June 15, 1994, and the Second Supplemental Indenture dated as of July 15, 1996

Delayed Delivery Contracts:  Not authorized
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                                                                               2

Delivery Date:  July 26, 1996

Method of Payment:  Wire transfer of immediately available funds

Underwriting Fees and Discounts:  2.75%

Purchase Price to Underwriters:   96.657%, plus accrued interest from July 26,
1996

Expected Reoffering Price to Public: 99.407%, plus accrued interest, if any, from July 26, 1996

Names and Addresses of Underwriters:

                  Lehman Brothers Inc.
                  3 World Financial Center
                  New York, New York  10285

                  Bear, Stearns & Co. Inc.
                  245 Park Avenue
                  New York, New York 10167

                  Furman Selz LLC
                  230 Park Avenue
                  New York, New York 10169

              The respective principal amounts of the Debt Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

              The provisions of the Underwriting Agreement are incorporated herein by reference except that Schedules I and II thereto are hereby deleted and replaced in their entirety by Schedules B and C hereto, respectively.

              The Closing will take place at 10:00 A.M., New York City time, on July 26, 1996, at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017.
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                                                                               3

              Please signify your acceptance by signing the enclosed response to us in the space provided and returning it to us.

                                           Very truly yours,

                                           LEHMAN BROTHERS INC.
                                           BEAR, STEARNS & CO. INC.
                                           FURMAN SELZ LLC

                                           As Underwriters

                                           By: LEHMAN BROTHERS, INC.

                                              By /s/ David H. Jeffries
                                                 -------------------------------
                                                 Authorized Representative



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To:      LEHMAN BROTHERS INC.                             Date:  July 23, 1996
         BEAR, STEARNS & CO. INC.
         FURMAN SELZ LLC
           As Underwriters
         c/o Lehman Brothers Inc.
         3 World Financial Center
         New York, New York  10285

         We accept the offer contained in your letter, dated July 23, 1996, relating to $150,000,000 principal amount of our 10-1/4% Senior Notes due 2006 (the "Terms Agreement"). We also confirm that, to the best of our knowledge after reasonable investigation, the representations and warranties of the undersigned in the Underwriting Agreement Basic Provisions filed as an exhibit to the undersigned's registration statement on Form S-3 (No. 333-00789) (together with the Terms Agreement, the "Underwriting Agreement") are true and correct, no stop order suspending the effectiveness of the Registration Statement (as defined in the Underwriting Agreement) or of any part thereof has been issued and, to the knowledge of the undersigned, no proceedings for that purpose have been instituted or are contemplated by the Securities and Exchange Commission and, subsequent to the respective dates of the most recent financial statements in the Prospectus (as defined in the Underwriting Agreement), there has been no material adverse change in the financial position or results of operations of the undersigned and its subsidiaries except as set forth in or contemplated by the Prospectus.

                                      Very truly yours,

                                      CHIQUITA BRANDS INTERNATIONAL, INC.

                                      By: /s/ Gerald R. Kondritzer
                                          ------------------------------------
                                          Name:  Gerald R. Kondritzer
                                          Title: Vice President and Treasurer
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                                   SCHEDULE A

                           10-1/4% Senior Notes due 2006

                  Underwriter                                                       Principal Amount
Lehman Brothers Inc.............................................................     $ 82,500,000
Bear, Stearns & Co. Inc.........................................................       33,750,000
Furman Selz LLC.................................................................       33,750,000
                                                                                     ------------
         Total..................................................................     $150,000,000
                                                                                     ============

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                                   SCHEDULE B

                            SIGNIFICANT SUBSIDIARIES

          SUBSIDIARY                              JURISDICTION OF INCORPORATION

Caribbean Enterprises, Inc.                                 Delaware

Great White Fleet Ltd.                                      Bermuda

DSF Ltd.                                                    Bermuda

Chiquita Brands, Inc.                                       Delaware

Chiquita Europe B.V.                                        Netherlands

Chiquita Banana Company B.V.                                Netherlands

Chiriqui Land Company                                       Delaware

Chiquita International Trading Company                      Delaware

M.M. Holding Ltd.                                           Bermuda

Chiquita International Limited                              Bermuda

Friday Canning Corporation                                  Wisconsin

Maritrop Trading Corporation                                Delaware

Tela Railroad Company                                       Delaware
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                                   SCHEDULE C

                             DESIGNATED SUBSIDIARIES

Caribbean Enterprises, Inc.

Great White Fleet Ltd.

Chiquita Brands, Inc.

Chiriqui Land Company

Chiquita International Trading Company

Chiquita International Limited

Friday Canning Corporation

Maritrop Trading Corporation

Tela Railroad Company